SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 31, 2013

NEDAK Ethanol, LLC
(Exact Name of registrant as specified in its charter)

NEBRASKA	333-130343	20-0568230
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

87590 Hillcrest Road, P.O. Box 391, Atkinson, Nebraska		68713
(Address of Principal Executive Offices)		(Zip Code)

(402) 925-5570
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets

TIF Lender  Notice of Disposition of Collateral

As previously disclosed, as a result of the defaults by NEDAK Ethanol, LLC (the “Company”) under its loan agreements with Arbor Bank, the Company’s tax increment financing lender (the “TIF Lender”), on January 2, 2013, the TIF Lender issued a Notice of Disposition of Collateral (“Disposition Notice”) notifying the Company that the TIF Lender intended to exercise its right to sell in public all of the Company’s right, title and interest in and to that certain United States of America, State of Nebraska, City of Atkinson, Taxable Tax Increment Revenue Note (NEDAK Ethanol L.L.C. Project) Series 2007A, in the original principal amount of $6,864,000, dated as of June 19, 2007, executed by the City of Atkinson, Nebraska, to and in favor of the Company (the “City TIF Note”).  The City of Atkinson, Nebraska issued the City TIF Note to the Company to reimburse the Company for certain infrastructure improvements relating to the Company's plant.

In accordance with the Disposition Notice, a sheriff’s sale was held on January 18, 2013 at 1:30 p.m. inside the front door of the Holt County Courthouse in O’Neil, Nebraska and the TIF Lender submitted a credit bid for the City TIF Note in the amount of $2,995,000.  There were no other bidders for the City TIF Note.

Senior Lender Foreclosure Sale

As previously disclosed, as a result of the defaults by the Company under its loan documents with AgCountry Farm Credit Services, FLCA (the “Senior Lender”), the trustee for the Senior Lender exercised its right to foreclose on the trust property pursuant to the Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Financing Statement, as amended (the “Deed of Trust”) which secured the indebtedness under the Senior Lender loan documents. Also as previously disclosed, the Senior Lender exercised its right to sell certain personal and fixture property pledged by the Company to secure the indebtedness under the Senior Lender loan documents under one or more security agreements, including, without limitation, the Security Agreement dated February 14, 2007 between the Company and the Senior Lender.

A sheriff’s sale was held at 2:00 p.m. on January 22, 2013 inside the front door of the Holt County Courthouse in O’Neil, Nebraska.  Choice Ethanol Holding, LLC, a new entity formed by the Senior Lender, purchased the (i) deed of trust property which includes the plant site, the transload site, the Company’s leased property and easements as described in more detail in the Deed of Trust (the “Deed of Trust Property”) and (ii) personal and fixed property collateral, including, without limitation, all inventory, equipment, instruments (including notes), letter-of-credit rights, deposit accounts, securities and other investment property, commercial tort claims, contract rights or rights to the payment of money, and all general intangibles, including, without limitation, patents, trademarks, trade names, copyrights, software, customer lists, goodwill, leases, leasehold interests, license, permits and agreements of any kind or nature whatsoever (the “Personal Property Collateral”) for $22,000,000.  There were no other bidders for the Deed of Trust Property or Personal Property Collateral.

The public sales of the City TIF Note, Deed of Trust Property and Personal Property Collateral constitute a sale of all of the assets of the Company.  As a result, the Company has no further assets or monies available to distribute to its members or to pay creditors including the remaining amounts outstanding under the Company’s loan agreements with the Senior Lender and the TIF Lender.  The Company will not resume operations and will commence the winding-up process.  There will be no further activities of the Company other than those related to the wind-down process.

Item 5.01.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 31, 2013, the following individuals resigned their positions with the Company; however, no individual resigned as a result of any disagreement with the Company, its Board of Directors or its management:

•	Everett Vogel resigned from his positions as Chairman of the Board, Vice President and director of the Company (including all positions on all Board of Director committees on which he served).
•	Richard Bilstein resigned from his positions as Vice Chairman of the Board and director of the Company (including all positions on all Board of Director committees on which he served).
•
Todd Shane resigned from his positions as Principal Financial Officer, Principal Accounting Officer, Secretary, Treasurer and director of the Company (including all positions on all Board of Director committees on which he served).

•	Jeff Lieswald resigned from his position as a director of the Company (including all positions on all Board of Director committees on which he served).
•	Kirk Shane resigned from his position as a director of the Company (including all positions on all Board of Director committees on which he served).

•	Timothy Borer resigned from his position as a director of the Company (including all positions on all Board of Director committees on which he served).
•	Kenneth Osborne resigned from his position as a director of the Company (including all positions on all Board of Director committees on which he served).
•	Robin Olson resigned from his position as a director of the Company (including all positions on all Board of Director committees on which he served).
•	Clayton Goeke resigned from his position as a director of the Company (including all positions on all Board of Director committees on which he served).
•	Steve Dennis resigned from his position as a director of the Company (including all positions on all Board of Director committees on which he served).
•	Paul Corkle resigned from his position as a director of the Company (including all positions on all Board of Director committees on which he served).
•	Todd Jonas resigned from his position as a director of the Company (including all positions on all Board of Director committees on which he served).

The only remaining officers and directors of the Company are Jerome Fagerland, director and the Company’s President and Chief Executive Officer, and David Neubauer, director, who will continue to serve as directors and/or officers of the Company until the Company has completed the winding-up process and the Company has been dissolved.  There will be no further activities of the Company or the remaining officers and directors other than those related to the wind-down process.

Item 7.01.  Regulation FD Disclosure

On January 31, 2013, the Company mailed a letter to its members. A copy of the letter is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

The foregoing information (including the exhibits hereto) is being furnished under “Item 7.01- Regulation FD Disclosure.” Such information (including the exhibits hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

The filing of this report and the furnishing of this information pursuant to Item 7.01 do not mean that such information is material or that disclosure of such information is required.

FORWARD-LOOKING STATEMENTS - This current report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In particular, statements by the Company regarding the winding-up process  as well as other statements of the Company’s expectations, anticipations, beliefs, plans, intentions, targets, estimates or projections and similar expressions relating to the future, are forward-looking statements within the meaning of these laws. Forward-looking statements in some cases can be identified by their being preceded by, followed by or containing words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” and other similar expressions. Forward-looking statements are based on assumptions and assessments made by the Company’s management based on current expectations and assumptions, historical trends, current conditions, expected future developments and other factors management believes to be appropriate. Any forward-looking statements are not guarantees of the Company’s future performance and are subject to risks and uncertainties that could cause actual results, developments and business decisions to differ materially from those contemplated by any forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements, which are made as of the date of this Form 8-K. Except as otherwise required by law, the Company is not under any obligation, and expressly disclaims any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Letter to the Members of NEDAK Ethanol, LLC dated January 31, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEDAK ETHANOL, LLC

Date: January 31, 2013	By:	/s/ Jerome Fagerland
Jerome Fagerland
President and General Manager

Exhibit Index

Exhibit Number	Description
99.1	Letter to the Members of NEDAK Ethanol, LLC dated January 31, 2013